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                                                                    EXHIBIT 10.5

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                               SERVICES AGREEMENT
                      FOR PRODUCTION AND RELEASE TESTING OF
                  ENCAPSULATED PORCINE XENOTRANSPLANT PRODUCTS


         This Services Agreement for cGMP Manufacturing production and release testing of encapsulated porcine xenotransplant product for MicroIslet, Inc. (the "Agreement"), dated this 1st day of September 2007, is entered into by and between Progenitor Cell Therapy, LLC, having an address at 21 Main Street, Court Plaza South, East Wing, Suite 304, Hackensack, New Jersey 07601 (hereinafter called "PCT") and MicroIslet, Inc, having an address at 6370 Nancy Ridge Drive, Suite 112 San Diego, CA 92121 (hereinafter called "MICROISLET").

WHEREAS, MICROISLET ((MI) WWW.MICROISLET.COM) is a public biotechnology company engaged in the research, development and commercialization of patented technologies in the field of transplantation therapy for patients with diabetes; MICROISLET has licensed several technologies from Duke University Medical Center developed over the last decade for the isolation, culture, storage and encapsulation of insulin-producing porcine islet cells; MICROISLET believes that these proprietary methods are among the most important advances in the field of transplantation that may enable diabetic patients to become free from insulin injections; MICROISLET's ultimate goal is to offer a solution towards a cure for diabetes worldwide;

         WHEREAS, PCT is a contract manufacturing organization dedicated to the manufacture, testing and delivery of cellular therapeutics, with facilities in Mountain View, California and Hackensack, New Jersey, holds a California Drug Manufacturing License for the conduct of clinical trial manufacture and distribution of cells products, is registered with the FDA as an HCT/P facility, and maintains cGMP Quality Systems compliant with applicable United States regulations;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party to the other, the Parties, intending to be legally bound, hereby covenant and agree as follows:


TERMS
-----

         As used in this Agreement the following terms shall have the following meanings:

         AGREEMENT                  This Agreement including its attachments and
                                    as the Agreement or its attachments,
                                    including the Quality Agreement, may be
                                    amended through Program Amendment Order.

         APPLICABLE                 LAWS All laws, ordinances, rules, orders and
                                    regulations of any state, federal or local governmental or regulatory authority that govern the Services or Product including, without limitation, the United States
                                    Federal Food, Drug and Cosmetic Act, HIPAA and the regulations and guidelines of the FDA and other Regulatory Agencies.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


         FDA Means the United States Food and Drug Administration, or any successor agency thereto.

         FORCE MAJEURE              Any cause beyond the reasonable control of
                                    the Party in question which for the
                                    avoidance of doubt and without prejudice to the generality of the foregoing includes governmental actions, war, riots, terrorism, civil commotion, fire, flood, epidemic, labor disputes (excluding labor disputes involving the work force or any part thereof of the Party in question), restraints or delays affecting shipping or carriers, and act of God.

         CGMP Current Good Manufacturing Practice regulations, as set forth in the United States Code of Federal Regulations Title 21 (21 C.F.R. ss.ss. 210 and 211), as amended from time to time, and subject to the requirements set forth in the Quality Agreement.

         CGTP Current Good Tissue Practice regulations, as set forth in the United States Code of Federal Regulations Title 21 (21 C.F.R. ss. 1271 subpart 2), as amended from time to time, and subject to the requirements set forth in the Quality Agreement.

         MANUFACTURE                Means manufacture of the Product in
                                    accordance with this Agreement, including any amendments made thereto in accordance with this Agreement.

         POINT OF CONTACT Each Party shall appoint a Point of Contact which will serve as that Party's point of contact for the other Party, as further detailed in Section 1 of this Agreement.

         PRODUCT Encapsulated porcine islet cell product or any batch or unit thereof

         PROGRAM Stages 1 through 5 of the Scope of Work as outlined in Attachment A of this Agreement.

         PROGRAM                    A document detailing changes to the Program,
         AMENDMENT ORDER            which has been agreed to and signed by both
                                    Parties and is in the form attached to and made a part of this Agreement as "Attachment
                                    B". The elements and conditions of a Program
                                    Amendment Order are described in Section 2,
                                    Attachment B, and elsewhere in this
                                    Agreement.

         PROPOSAL The "Proposal by Progenitor Cell Therapy, LLC to "Provide Contract Manufacturing Support Services for MicroIslet, Inc. Ver 2" dated August 3, 2007

         QUALITY AGREEMENT          The document agreed to by the Parties which
                                    sets forth and governs the roles and
                                    responsibilities of each Party's personnel in relation to quality assurance matters relating to the transactions contemplated

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                    under this Agreement, a copy of which is attached to and made a part of this Agreement as Attachment C (the "Quality Agreement").

         REGULATORY AGENCY          Any relevant state, federal or local
                                    governmental regulatory authority, within or outside of the United States, involved in regulating any aspect of the conduct, development, manufacture, storage, distribution, export, import, market approval, sale, packaging or use of the Services, the Program or the Product, including the FDA.

         SERVICES Those services, products, and reports to be provided by PCT as expressly set forth and more particularly described in Stages 1 through 5 of Attachment A to this Agreement in accordance with the terms and conditions set forth in this Agreement and all its Attachments and in compliance with Applicable Laws.

         STAGE Each distinct step or stage of the Program as described in Attachment A to this Agreement.

         TERMINATION                This Agreement will terminate upon
                                    completion of the Program by satisfactory performance of the Service or upon termination affected pursuant to section 7.

         THIRD PARTY                Any person other than the Parties or their
                                    respective Affiliates.


1.       SERVICES TO BE PERFORMED
         ------------------------

         A. PCT shall furnish to MICROISLET the Services set forth in Attachment A which is attached hereto and incorporated herein by reference.

         B. PCT shall provide the required personnel and support necessary to perform the Services which shall be carried out primarily at PCT's Mountain View, California facility, located at 291 North Bernardo Avenue, Mountain View, California 94043.

         C. PCT's point of contact at MICROISLET, with respect to the Services to be provided herein is Michael Andrews or any other party designated in writing by MICROISLET (hereinafter called "Point of Contact").

         D. MICROISLET's point of contact at PCT with respect to the Services to be provided herein is Stewart Craig, PhD, or another party designated in writing by PCT.

         E. If there is any conflict between the terms of the Proposal, the Quality Agreement or this Agreement, the terms of this Agreement shall control and govern.

         F. MICROISLET agrees to fulfill its responsibilities as set forth in the Quality Agreement and acknowledges and agrees that in order for PCT to carry out the Program, MICROISLET must satisfy its obligations under this Agreement,

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



including the Quality Agreement. PCT agrees to fulfill its responsibilities as set forth in the Quality Agreement and acknowledges and agrees that in order for MICROISLET carry out its obligations, PCT must satisfy its obligations under this Agreement, including the Quality Agreement.

         G. It shall not be considered a breach of this Agreement by either Party if a Party is unable to fulfill its obligation due to action or inaction by the other Party. The Parties hereby acknowledge and agree that because the work to be performed hereunder is by its nature developmental, PCT can only assure compliance with MICROISLET's specifications as outlined in this Agreement and makes no warranty or guaranty whatsoever regarding the achievement of a successful outcome for the Program.


2.       PAYMENT FOR SERVICES
         --------------------

         A. MICROISLET shall pay to PCT, for Services as specified in Stages 1 through 4 set forth in Attachment A, a total of [***] on the following schedule:

DATE                                                                      AMOUNT
[***]                                                                     [***]
[***]                                                                     [***]
[***]                                                                     [***]
[***]                                                                     [***]
                                                               [***]      [***]

         B. MICROISLET agrees that all payments of the Program Charges are due thirty (30) days after the invoice dates as set forth above and that any payments which remains unpaid forty-five (45) calendar days after the date when due shall then begin to accrue interest at the annual rate of [***] until paid in full (the "Default Rate").

         C. Any change in Program is subject to agreement in advance through a Program Amendment Order (PAO) in the form attached in Attachment B. Regulatory consulting, writing services, and attendance at meetings between the FDA and MICROISLET, other than those Services outlined in Stage 3 of the Program, are not included in the Services but are offered at the consulting rates outlined in Attachment A

         D. PCT shall invoice MICROISLET in accordance with the payment schedule set forth in this section. Such invoices shall be forwarded to the attention of the Point of Contact, in paper form at the aforementioned address or electronic form by email.

         E. MICROISLET shall reimburse PCT for all reasonable and necessary travel expenses to such places as PCT may travel in the performance of such Services as requested by MICROISLET. All travel is to be approved in advance by the MICROISLET Point of Contact. PCT shall provide an itemized expense statement, along with itemized receipts for such expenses on a monthly basis. Such itemized expense statements shall be forwarded to the attention of the Point of Contact, in paper form at the aforementioned address or electronic form by email.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



         F. MICROISLET shall reimburse PCT for reasonable and necessary materials and supplies required to perform the Services set forth in Attachment A and for such other services for and requested by MICROISLET. PCT shall obtain the prior approval of MICROISLET for any single purchase of supplies or reagents in excess of [***]. PCT shall provide an itemized expense statement for such expenses on a monthly basis. Such itemized expense statement shall be forwarded to the attention of the Point of Contact, in paper form at the aforementioned address or electronic form by email. Any materials or supplies for which MICROISLET has reimbursed PCT will be delivered to MICROISLET upon completion of the Services or termination of this Agreement, if so requested by MICROISLET. A [***] percent ([***]%) fee will be added to the total of each monthly expense reimbursement statement and a [***]% handling fee added to the cost of any shipment made by PCT to or at the request of MICROISLET. MICROISLET shall pay PCT for Services performed by PCT and expenses incurred by PCT which are properly documented and invoiced in accordance with this Section 2 and Attachment A, within thirty calendar (30) days following receipt of the applicable invoice and/or itemized expense statement submitted by PCT.

         G. The Parties agree that any changes to this Agreement, including a change in the scope of work set forth in Attachment A, including election of additional work under Stage 5, must be made in writing in the form of a Program Amendment Order. The Parties recognize that changes to the scope of work, whether by way of increasing or decreasing the services to be provided, may result in corresponding changes to the timing or amount of the payments that are due to PCT.

         H. [***] will be responsible for the costs of any Product disposal as may be required by the provisions of the Quality Agreement attached hereto.

         I. [***].


3.       CONFIDENTIAL INFORMATION
         ------------------------

         The Parties entered into a confidentiality agreement signed by he last of the Parties on 6 October 2007 (the "Confidentiality Agreement"), attached hereto as Attachment D, which governs the handling of confidential information between the Parties. PCT and MICROISLET ratify and affirm the terms and conditions contained in the Confidentiality Agreement and its applicability to this Agreement and hereby extend the term of the Confidentiality Agreement to a period of three (3) years following the termination or expiration of this Agreement.

Notwithstanding the foregoing or anything contained in the Confidentiality Agreement, nothing shall prohibit either Party from summarizing the terms of this Agreement, or from filing this Agreement as an exhibit, in documents such Party is required to file with any government agency, including the Securities and Exchange Commission; provided that such disclosure shall be only to the extent required to comply with applicable laws, and further provided that the Party proposing to make such disclosure shall provide a copy of the proposed disclosure to the other Party in advance of such disclosure, and the Parties shall mutually agree to the content of such disclosure. Except as set forth in this Section 3, to the extent that there is any discrepancy between this Agreement and the Confidentiality Agreement, the Parties agree that the provisions contained in the Confidentiality Agreement shall prevail.

                                      -5-


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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



4.       DISCLOSURE AND ASSIGNMENT OF INTELLECTUAL PROPERTY
         --------------------------------------------------

         A. PCT shall promptly disclose, in writing to MICROISLET all patentable and un-patentable inventions, ideas, discoveries, improvements, design rights, semiconductor mask works, works of authorship, copyrights, trade secrets, know-how and any equivalents thereof (hereinafter called "INTELLECTUAL PROPERTY") made, developed or conceived which arises out of the Services rendered pursuant to this Agreement or out of CONFIDENTIAL INFORMATION of MICROISLET provided to and/or acquired by PCT in connection with this Agreement, regardless of whether such information ceases to be Confidential Information. All such INTELLECTUAL PROPERTY shall be owned solely and exclusively by and vest entirely in MICROISLET.

         B. PCT shall and does hereby irrevocably grant and assign to MICROISLET the entire assignable right, title and interest, without further compensation, in and to any and all of the INTELLECTUAL PROPERTY referred to in Section 4(A) above, together with: (i) the right to apply for patents and/or copyright registrations thereon in any and all countries of the world, and (ii) the entire right, title and interest in and to any and all applications for patents and copyright registrations which may be prepared or filed thereon at MICROISLET's discretion and expense, and in and to any and all of the eventuating patents and copyright registrations.

         C. PCT agrees that all works of authorship shall be deemed "works made for hire" for MICROISLET within the meaning of the U.S. Copyright Law, and if they are held to not so qualify, all ownership rights thereto will be transferred to MICROISLET.

         D. PCT, at MICROISLET's request, shall execute and deliver to MICROISLET all descriptions, applications, assignments and other documents and instruments in its possession necessary or proper to carry out the provisions of this Agreement; PCT shall be reimbursed at its then current consulting rates or at a mutually agreeable negotiated price plus out-of-pocket expenses, and will make best commercial business efforts to cooperate with and assist MICROISLET or its nominees in all reasonable ways and at all reasonable times, including, but not limited to, testifying in all legal proceedings, signing all lawful papers and in general performing all lawful acts reasonable, necessary or proper, to aid MICROISLET in obtaining, maintaining, defending and enforcing all lawful patent, copyright, trade secret, know-how and the like in the United States and elsewhere; and PCT shall maintain such information and communications in confidence as Confidential Information.

         E. Nothing contained herein shall be construed to grant to PCT any rights to technology or any license under any patent, copyright or trademark now or hereinafter in existence except for the limited purposes set forth herein.


5.       RELATIONSHIP OF PARTIES
         -----------------------

         This Agreement does not create an employer-employee relationship between MICROISLET and PCT. PCT shall not hold itself out as an agent or representative of MICROISLET. PCT agrees that all services herein shall be rendered by it as an independent contractor, and PCT shall have no authority to negotiate or execute agreements on behalf of MICROISLET or otherwise bind or obligate MICROISLET in any manner. In addition, PCT shall not be eligible to participate in any employee benefit program of MICROISLET.

                                      -6-


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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



6.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         A. General Representations and Warranties. Each Party represents and warrants to the other that it has the necessary right and authority to enter into this Agreement and that to the best of its knowledge as of the Effective Date it is the rightful owner of all Intellectual Property it purports to own. Neither Party makes any representation or warranty to the other except as specified in this Agreement.

         B. Representations and Warranties of PCT.
            1) PCT hereby represents and warrants to MICROISLET that PCT and its employees, agents, sub-contractors and representatives providing the services hereunder shall have reasonable expertise in the relevant subject matter, and shall perform its obligations under this Agreement in a professional and workman-like manner with due care.
            2) Compliance by PCT. PCT's Mountain View, California facility shall operate in compliance with Applicable Laws and the Quality Agreement.
            3) Permits. PCT shall obtain and maintain necessary permits, licenses and authorizations as required under this Agreement and Applicable Laws with respect to the Services.
            4) Personnel. Neither PCT, its subcontractors, agents nor any members of their respective staffs involved in providing the Services shall be, at the time of performance of any Services:
                (i) disqualified or debarred by the FDA or any other Regulatory Agency for any purpose pursuant to 21 U.S.C. ss. 335a or any foreign counterpart thereof; or (ii) convicted under United States federal law or foreign counterpart thereof, for conduct relating to the development or approval, or otherwise relating to the regulation of, any drug under the Generic Drug Enforcement Act of 1992 or any other relevant statute, law or regulation.
            5) PCT represents and warrants that it is under no obligation to any third party that would interfere with its rendering to MICROISLET consulting and product development services as herein defined or which would be inconsistent with any of its representations or obligations during the terms of this Agreement.
            6) PCT represents and warrants that the Product will meet the specifications set out in this Agreement and the Attachments and amendments hereto.
            7) Patents. In performing any of its work or carrying out its obligations under this Agreement, PCT shall not knowingly infringe upon any United States or foreign copyright, patent, trademark, trade secret or other proprietary right, or misappropriate any trade secret, of any third Party in any manner that would cause any liability, loss or damage to MICROISLET, and PCT represents and warrants that it has neither assigned nor otherwise entered into any agreement by which it purports to assign or transfer any right, title or interest to any technology or intellectual property right that would conflict with its obligations under this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



         C. Representations and Warranties of MICROISLET.
            1) Compliance with Obligations. MICROISLET hereby represents and warrants to PCT that it shall perform its obligations under this Agreement in a professional manner with due care.
            2) Compliance. MICROISLET shall obtain and maintain all necessary permits, licenses and authorizations as required under this Agreement and by all Applicable Laws with respect to the Manufacture and human clinical use of the Product.
            3) Personnel. Neither MICROISLET, its subcontractors, agents nor any members of their respective staffs involved in the Manufacture, package or storage of the Product shall be, at the time of performance of any such activity hereunder: (i) disqualified or debarred by the FDA or any other Regulatory Agency for any purpose pursuant to 21 U.S.C. ss. 335a or any foreign counterpart thereof; or (ii) charged with or convicted under United States Federal law or foreign counterpart thereof, for conduct relating to the development or approval, or otherwise relating to the regulation of, any drug under the Generic Drug Enforcement Act of 1992 or any other relevant statute, law or regulation.
            4) Patents. In performing any of its work or carrying out its obligations under this Agreement, MICROISLET shall not knowingly infringe upon any United States or foreign copyright, patent, trademark, trade secret or other proprietary right, or misappropriate any trade secret, of any third Party in any manner that would cause any liability, loss or damage to PCT, and MICROISLET represents and warrants that it has neither assigned nor otherwise entered into any agreement by which it purports to assign or transfer any right, title or interest to any technology or intellectual property right that would conflict with its obligations under this Agreement.
            5) Materials. All materials, reagents, and porcine islets required for the process can be sourced and are of a grade/nature/origin acceptable for cGMP use and for human administration according to all Applicable Laws and PCT's standards.

         D. DISCLAIMER of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO THE PRODUCT, SERVICES AND PROGRAM TO BE SUPPLIED BY SUCH PARTY HEREUNDER AND BOTH PARTIES SPECIFICALLY DISCLAIM ALL EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PRODUCT, SERVICES AND/OR PROGRAM, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR NONINFRINGEMENT, OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.


7.       DURATION AND TERMINATION
         ------------------------

         A. Except for the obligations described in Sections 3, 4, 5 and 6 above, which shall survive termination of this Agreement, this Agreement shall be in effect for the period defined in Attachment A from the Effective Date.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
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WITH THE SECURITIES AND EXCHANGE COMMISSION



         B. MICROISLET, at its option, may terminate this Agreement with or without cause upon submitting written notice to PCT. In the event of termination without cause, MICROISLET shall pay [***].

         C. Should either party hereto fail to perform any non-monetary material term, condition or covenant of this Agreement or if either party shall breach any representation or warranty contained in this Agreement, then upon written notice of such failure from the other party, the party in breach or default shall have thirty (30) days from the date of notice to correct the breach or default, and upon failure to do so, this Agreement shall automatically terminate for cause.

                It is understood that the Parties intend to discuss, pursuant to the provisions of this section, any alleged breach and its remediation as soon as it is known, and that such discussion shall not be a waiver of the right to terminate pursuant to this Agreement. For purposes of this Agreement: (i) a Substantial Breach shall be defined as a breach by a Party that directly caused a significant delay or obstacle that prevented the Non-Breaching Party from achieving a material goal or objective as contemplated under this Agreement, and shall also include a breach by MICROISLET for failure to pay PCT any fees or charges owed when due; and (ii) no breach that is caused or contributed to by the Non-Breaching Party or Force Majeure shall constitute a Substantial Breach.

                Upon termination for cause, the non-breaching Party shall be entitled to pursue any and all remedies available to it at law or in equity. In addition, if MICROISLET is the non-breaching Party, in addition to any other available remedy, all obligations to make any payments pursuant to this Agreement shall cease with the exception of [***].

         D. This Agreement may be automatically and immediately terminated by either Party, upon providing written notice to the other Party, if the other Party has a liquidator, receiver, manager receiver or administrator appointed, or ceases to continue trading or is unable to pay debts.

         E. Termination under this Section 7 shall not relieve PCT's obligations under Sections 3, 4, 5 and 6 hereof, nor shall it relieve PCT from any liability arising from any breach of this Agreement.


8.       INDEMNIFICATION & LIMITATION OF LIABILITY
         -----------------------------------------

         PCT shall indemnify, defend and hold harmless MICROISLET, MICROISLET's agents, servants and employees, from and against all claims, damages, losses and expenses, and liabilities of any nature whatsoever, including reasonable attorney's fees and disbursements (collectively, "Claims"), incurred, caused, based upon, arising out of or resulting from or failure to perform, or misrepresentation with respect to, any of the terms, covenants or conditions of this Agreement, except to the extent incurred, caused or occasioned by, in connection with or arising out of the acts or omissions of MICROISLET and/or MICROISLET's Agents including MICROISLET's violation or failure to perform, or misrepresentation with respect to, any of the terms, covenants or conditions of this Agreement.

         Nothing in this Agreement shall be deemed to require PCT to indemnify MICROISLET for or with respect to any bodily injury caused by the Product. MICROISLET hereby acknowledges that it has exclusive control and decision making authority with respect to: (i) the specifications that govern the Manufacture and use of the Product, and (ii) specifications that govern the Manufacture,


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WITH THE SECURITIES AND EXCHANGE COMMISSION



packaging and distribution of the Product. MICROISLET further acknowledges that PCT has no control over the "use" of the Product after being shipped by PCT in accordance with this Agreement.

         MICROISLET shall defend, indemnify and hold PCT and PCT's agents harmless from and against any and all Claims incurred, caused or occasioned by, in connection with or arising out of (i) the Products, including their use in the treatment of human subjects; and (ii) any acts or omissions of MICROISLET and/or MICROISLET's agents, including MICROISLET's violation or failure to perform, or misrepresentation with respect to, any of the terms, covenants or conditions of this Agreement, except to the extent incurred, caused or occasioned by, in connection with or arising out of the acts or omissions of PCT and/or PCT's Agents including PCT's violation or failure to perform, or misrepresentation with respect to, any of the terms, covenants or conditions of this Agreement.

Each Party's indemnification obligations to the other Party shall survive the expiration or earlier termination of this Agreement.

NEITHER PARTY'S LIABILITY TO THE OTHER SHALL EXCEED AN AMOUNT [***] UNDER THIS AGREEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, NO LIABILITY FOR SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES RELATING TO LOST PROFITS, LOST BUSINESS OR LOST SAVINGS), EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF AND/OR INCURRED SUCH DAMAGES.


9.       PROSPECTIVE EVENTS.
         -------------------

         A. For purposes of this section, the following terms shall have the meanings given to them as set forth below:

                  "PROSPECTIVE ILLEGALITY" means any state or federal statute or common law, or state or federal administrative agency rule, guidance or directive now existing or enacted or promulgated or re-interpreted after the Effective Date of this Agreement that is interpreted by judicial decision, a regulatory agency or legal counsel in such manner as to result in the conclusion that any act or service required of PCT or MICROISLET under this Agreement is in violation of such law, rule, guidance or directive.

                  "PROSPECTIVE COST INCREASE" means the enactment of a state or federal statute, common law, state or federal administrative agency rule, guidance or directive or amendment thereof after the Effective Date of this Agreement and not contemplated before the Effective Date as to which compliance by PCT imposes an extraordinary and unanticipated financial burden that is generally applicable to all providers of cell processing services.

         B. Effect of a Prospective Illegality. In the event of a Prospective Illegality, MICROISLET and PCT shall promptly negotiate in good faith amendments to this Agreement as necessary to address such Prospective Illegality. Pending agreement on the appropriate amendment, either MICROISLET or PCT, on fourteen
(14) days written notice to the other, may cease to perform a questioned act; provided, however, that this Agreement will nevertheless be performed by both MICROISLET and PCT to the extent possible.

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



         C. Effect of a Prospective Cost Increase. In the event of a Prospective Cost Increase, MICROISLET and PCT shall negotiate in good faith amendments to the payment terms of this Agreement to address such cost increase. To the maximum extent possible, any such amendment agreed to under this Clause shall preserve the primary benefits sought to be achieved by this Agreement and the underlying economic and financial arrangements between the Parties. If MICROISLET and PCT agree that the primary benefits sought to be achieved by this Agreement cannot be achieved through an appropriate amendment, then this Agreement will be automatically terminated one hundred twenty (120) days thereafter, or on a sooner date as may be mutually agreed upon by the Parties, as "without cause" pursuant to Section 7.C of this Agreement..


10.      REGULATORY ASSISTANCE
         ---------------------

         A. Regulatory Actions. PCT shall permit the FDA and other Regulatory Agencies to conduct inspections of PCT's Mountain View, California Facility (the "MV Facility") as they may request, including pre-approval inspections, and shall cooperate with such Regulatory Agencies with respect to the inspections related to the Services or the Product. PCT shall give MICROISLET prior notice, to the extent practicable, of any such inspections, and keep MICROISLET informed about the results and conclusions of each regulatory inspection, including actions taken by PCT to remedy any conditions cited in the inspections. If prior notice is not possible, PCT shall promptly (i.e., within one day of the said inspection) inform MICROISLET in the event that a regulatory inspection affects work carried out at PCT's facilities on behalf of MICROISLET. In addition, PCT shall permit MICROISLET or its representative to assist in the preparation for and be present at inspections relating to the Services or the Product. Within five (5) days of receipt by PCT, PCT shall provide MICROISLET with copies of any written inspection reports issued by the Regulatory Agency and all correspondence between PCT and the Regulatory Agency which relate to the Services or the Product, including FDA Form 483, "Notice of Observation," and all related correspondence, in each case relating to the Services or the Product; provided, however, PCT may exclude from such copies any references to the name and any identifying information specific to other non-MICROISLET products. Similarly, PCT agrees to promptly (i.e., within five (5) days of receipt by PCT) notify and provide MICROISLET copies of any request, directive or other communication of the FDA or other Regulatory Agency relating to the Services or the Product and to cooperate with MICROISLET in responding to such requests, directives and communications.

         B. Information. PCT shall as soon as it reasonably can and upon reasonable request by MICROISLET, provide MICROISLET with the development reports, qualification reports and testing data related to the Services or the Product, for use by MICROISLET in compiling regulatory submissions. Upon reasonable request by MICROISLET, PCT shall also provide summary reports and information regarding the facility, systems, utilities and equipment construction, commissioning and qualification as these specifically pertain and are limited to MICROISLET's Program.

         C. Regulatory support. In addition to the documentation requirements under this Section, and if requested by MICROISLET, regulatory support (i.e., writing of regulatory submissions, annual or periodic reports, adverse drug reporting, product recalls, correspondence and responses to requests, directives and agency communications etc.) will be provided by PCT at the rate detailed in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



11.      FACILITY OBLIGATIONS
         --------------------

         A. Audits. MICROISLET may conduct a GMP compliance audit at the MV Facility once every calendar year upon providing PCT with a minimum of thirty
(30) calendar days' prior written notice.

         B. On site meetings. Project team and technical meetings may be held on site at the MV Facility as required by the project progression. Such meetings will review the progress of the project, including issues arising out of, and the follow-up with regard to, actions, investigations and deviations.


12.      INSURANCE
         ---------

         A. Each Party shall, at all times during the period of this Agreement, obtain and maintain insurance coverage with limits no less than:

                  Comprehensive General Liability (including coverage for bodily injury an property damage) - [***]aggregate, per occurrence;

                  Workers Compensation - the minimum statutory amounts under applicable laws; and

         B. PCT shall, at all times during the period of this Agreement, obtain and maintain Professional Liability insurance coverage with limits no less than [***] dollars.

         C. MICROISLET shall, immediately prior to the initiation of human clinical trials, and at all times afterward for the duration of this Agreement, and for a period of ten (10) years following the termination or earlier expiration of this Agreement, obtain and maintain Product Liability insurance coverage with limits no less than [***] dollars per occurrence.

         D. Certificates and Changes. Each Party shall furnish to the other a certificate of such insurance evidencing the required policies of insurance set forth above, which certificate shall provide that no such policy shall be materially altered, amended or cancelled without providing the other Party with at least thirty (30) calendar days prior written notice of such change.

         E. Waivers of Subrogation. Each Party hereby waives any and all rights it may have against the other and its respective subcontractors, agents and employees for damages caused by fire or other causes of loss to the extent covered by insurance required to be provided under this Agreement (the "Amount of Coverage") except such rights it may have to proceeds of such insurance held by it as a fiduciary. Each Party shall require of its sub-subcontractors, agents and employees, by appropriate agreements, written where legally required for validity, similar waivers in favor of the other Party and its respective subcontractors, agents and employees. The insurance policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective up to the Amount of Coverage as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



13.      MISCELLANEOUS
         -------------

         A. Any notice or other communication required or permitted by this Agreement shall be deemed to have been validly given if the same shall be mailed by registered or certified mail, postage prepaid, and addressed to the proper party at the address provided at the outset of this Agreement.

         B. This Agreement may not be assigned by PCT without the written prior consent of MICROISLET.

         C. PCT shall not use MICROISLET's name or any adaptation of it in any advertising, promotional or sales literature without the prior written approval of MICROISLET. `

         D. MICROISLET shall not use PCT's name or any adaptation of it in any advertising, promotional or sales literature without the prior written approval of PCT. PCT shall permit MICROISLET to issue a press release in connection with this Agreement in a form approved by PCT.

         E. All Services described herein are to be performed and supervised by PCT. Any ancillary support services which MICROISLET agrees in writing may performed by others shall comply with all the conditions prescribed by this Agreement.

         F. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of MICROISLET to which this Agreement relates and shall be binding upon and inure to the benefit of the successors and assigns of PCT.

         G. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No modification of this Agreement shall be effective unless it is in writing and is signed by each party. There are no understandings, representations, or warranties except as herein expressly set forth.

         H. This Agreement shall be governed by the laws of the State of Delaware, without reference to choice or conflict of law principles, otherwise applicable. The parties consent and agree that the State and/or United States Federal District Court for the District of Delaware shall have sole and exclusive jurisdiction over any controversy arising out of, connected with or associated with this Agreement.

         I. PCT hereby acknowledges that its breach of this Agreement would cause irreparable harm and significant injury to MICROISLET that may be difficult to ascertain and that a remedy at law would be inadequate. Accordingly, PCT agrees that MICROISLET shall have the right to seek and obtain immediate injunctive relief to enforce obligations under the Agreement in addition to any other rights and remedies it may have.

         J. Prior to any dispute, difference, or disagreement concerning this Agreement proceeding to litigation or arbitration, the Parties shall seek to resolve the matter within thirty (30) calendar days of this section of the Agreement being cited in a written communication to the other Party's Chief Executive Officer.

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.
___________________
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION



         K. If any provision of this Agreement is declared void or unenforceable, such provision will be severed from this Agreement, and the balance of the Agreement will remain in full force and effect.

         L. In case of discrepancy between any appendices and/or attachments and this Agreement, the terms and conditions of this Agreement shall prevail.

         M. This Agreement may be executed by facsimile signature and/or in counterparts, with each such facsimile signature being deemed an original and both counterparts, when taken together, constituting one instrument.


         Each person executing this Agreement represents and warrants that they are acting on behalf of a party, as identified in the first paragraph of this Agreement, and not in an individual capacity. Each person executing this Agreement further represents and warrants that they are authorized to enter into such Agreements for and on behalf of their respective party.



PROGENITOR CELL THERAPY, LLC             MICROISLET INC


By: /s/ Robert A. Preti, PhD             By: /s/ Ron Katz
    --------------------------------         ----------------------------------
Robert A. Preti, PhD                     Ron Katz
President & Chief Scientific Officer     Chairman, Board of Directors

Date:                                    Date:

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.



                                  ATTACHMENT A
                         PROJECT SCOPE, STAGES, AND FEES


SUMMARY OF THE MANUFACTURING PROCESS AND OVERALL REQUIREMENTS FOR THE PROJECT

MICROISLET is developing encapsulated islet technologies for the treatment of insulin dependent diabetes. MICROISLET is currently conducting preclinical efficacy and safety studies in various rodent and non-human primate models using encapsulated porcine islets. MICROISLET intends to develop an encapsulated porcine islet product (xenotransplantation program).

By way of this Agreement, MICROISLET is contracting to PCT the entire process for production and release testing of the encapsulated porcine xenotransplant product. MICROISLET will transfer the technology of the manufacturing process and associated test methods commencing such that the process can be GMP qualified in a suitable GMP facility ready to conduct a 10 - 15 patient phase I clinical trial. MICROISLET also requires assay development services and will require PCT to provide regulatory support services. It is likely that this clinical trial will initiate with ex-US sites and patient enrollment.

The xenotransplant product is a combination biologic and device product in which the pharmacologically active agent, insulin, is released from encapsulated, functional porcine islet cells by natural means in response to blood glucose concentrations. The device component is an average [***] um diameter microcapsule of calcium alginate containing up to an average of [***] islet equivalents (IEQ).

The Parties agree that this Agreement is based on an understanding that the process for the manufacture, testing and delivery of MICROISLET's xenotransplant product is comprised as follows:

     1. Pancreas Procurement - The pancreata will be procured from an accredited herd of pigs reared and maintained by a facility in Minnesota. The organs will be shipped immediately to the PCT facility for processing.

     2. Islet Isolation - The organs will be processed at the PCT facility using procedures provided by MI. Upon completion of the isolation, the islets will be [***] and QC analysis conducted. Upon QC approval, the next day, islets will be encapsulated.

         It is projected that [***] staff using [***] can process [***] pancreata in a [***] to provide sufficient islets for onward encapsulation of a [***] dose for a human subject. A verifier and QC staff will be available for this operation.

     3. Encapsulation - In this process, islets are [***] in [***] and [***] by [***]. The islets are then [***] in an [***] solution and [***] and the procedure will be done in a Class 100 laminar airflow hood using aseptic techniques to ensure sterility. QC analysis on the encapsulated islets will be required. The encapsulated islets will either be tested and prepared (See (5) below) for [***] transplant center.

         It is projected that [***] staff using [***] can produce sufficient encapsulated islets in a [***] a single dose for a human subject. A verifier and QC staff will be available for this operation.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


     4. Analytical Methods and Controls - The [***] of the isolated islets prior to encapsulation will be monitored using assay methods provided by MI. After encapsulation of the islets, [***] will likely be performed on the encapsulated islets.

         Additional assays [***] to evaluate the microcapsules may also be required. However, such assays may need to be developed and release specifications set. Upon election by MICROISLET, PCT may be contracted to develop and or qualify additional assays as detailed in Stage 5 below.

     5. Preparation of the final product for the patient - Encapsulated islets may be [***] at the contract GMP facility for up to [***] prior to transplantation (See (3) above). The quantity of encapsulated islets will be dispensed by PCT personnel using methods based on [***]. The encapsulated islets will be placed in [***] and transported to the transplantation locations.

Isolation, processing and encapsulation of the porcine microislet cells will occur in an [***] in a fully segregated operational space at PCT's Mountain View facility containing:

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

NOTE: Production will be staged such that a single dose for a human subject would be prepared [***].

In-process islet and final encapsulated islet product testing provided by PCT will comprise:

         o        [***]

         o        [***]

         o        [***]

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.



         o        [***]

         o        [***]

In-process islet and final product encapsulated islet testing to be outsourced will comprise:

         o        [***]

         o        [***]

Additional assays may need to be developed for product characterization in support of regulatory submissions, clinical trials and/or final product release. For the latter, such assays will require qualification to a level suitable for use in Phase I clinical trials. See further details in the Scope of Work Stage 5 below.

Controlled materials storage outside of the CER requires:

         o        [***]

         o        [***]

         o        [***]

         o        [***]

Other services required outside of the CER include:

         o        [***]

         o        [***]


SCOPE OF WORK

INCLUSIONS

PCT shall perform the following services:

     1. Provision of a qualified [***] containing the following qualified equipment:

         a.       [***]

         b.       [***]

         c.       [***]

         d.       [***]

         e.       [***]

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


         f.       [***]

         g.       [***]

     2.  [***] space for performance of QC testing and small parts preparation

     3. Provision of the following equipment for [***]. Such [***] will have been [***]:

         a.       [***]

         b.       [***]

         c.       [***]

     4.  Dedicated use of the above [***].

     5. Preparation/adaptation of part number specifications for MICROISLET materials, reagents and final Products.

     6. Receive all materials, reagents and products required for the Manufacture and testing of the Product and accept them in accordance with MICROISLET's specifications and in compliance with MICROISLET's instructions.

     7. Controlled materials GMP warehouse storage including quarantined, rejected and released ambient storage and controlled refrigerated and frozen storage.

     8. Routine environmental monitoring and cleaning of the CER area and equipment therein according to current PCT practice.

     9.  In-process and final product QC testing as detailed above.

     10. QC line clearance.

     11. Packaging of quality control test samples for sterility and mycoplasma testing at an external contract testing site.

     12. Packaging of final product.

     13. Compilation of batch production record.

     14. Compilation of a GMP process qualification protocol and report.

     15. GMP qualification of the current manufacturing process.

     16. Waste disposal services according to current PCT procedures.

     17. Gowning supplies according to current PCT gowning procedures.

     18. Sanitization supplies for materials entering CER.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


EXCLUSIONS:

The Services do NOT include the following:

     1. The purchase, delivery and any associated vendor installation cost of MICROISLET provided equipment to be located in the [***]. Equipment to be provided by MICROISLET comprises:

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

         o        [***]

     2. Maintenance and/or maintenance contracts for MICROISLET provided equipment

     3.  The cost of reagents and materials and outside testing costs

     4.  [***]. These tests will be carried out [***].

     5.  [***].

     6. Shipping costs for final product and sterility test samples. Such costs will be invoiced separately by PCT to MICROISLET

     7.  Stage related travel costs incurred by PCT

     8.  Provision of assay test methods beyond those detailed above

     9. Process or assay development, qualification or validation activities beyond those detailed above

     10. Equipment validation/qualification activities beyond those above

     11. Environmental monitoring or facility cleaning beyond that currently executed by PCT

     12. Additional qualification and or validation activities to address specific requests received from regulatory agencies following submission of regulatory documentation

     13. Receiving QC services beyond the review of MICROISLET provided audited vendor documentation and certificates of analysis/conformance

     14. Overall slow accrual or delays in the start/accrual that occur as a result of clinical hold or other delays being applied by a regulatory authority, clinical site institutional review boards (IRB) or another party, and that result in the extension of the manufacturing campaign for the clinical trial beyond the projected duration of Stage 4. Should an extension of Stage 4 occur, then additional manufacturing facility suite operations and other costs will be incurred under a Program Amendment Order (PAO)

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


     15. Extension of the manufacturing campaign for the clinical trial beyond the projected duration of Stage 4 (e.g. additional patients, dose cohorts). Should an extension of Stage 4 occur, then additional manufacturing facility suite operations and other costs will be incurred under a PAO

ADDITIONAL STEPS

     A CER operations fee of [***] Stage 4 (the clinical trial manufacturing campaign) beyond the projected duration stated below for such Stage..

     Process development/validation and assay development/validation services can be provided in a separate negotiated package.

     Additional protocol compilation, execution and reporting of installation/operational/performance qualifications (IOPQ) for equipment, systems and utilities can be provided in a separate negotiated package.

     Regulatory consulting and writing services beyond the scope of Stage 3 below, including attendance at meetings between regulatory agents and client and conversion of the CMC in Stage 3 into other English language regulatory submission formats can be provided in a negotiated package, or at the standard daily consulting rate

     Additional activities outside of the scope of this program requested by the client would be subject to written pre-approval by the client in a formal Program Amendment and charged at the standard PCT daily rate of the table below plus direct, out-of-pocket costs associated with travel expenses, or in a negotiated package.

     PCT STAFF CONSULTING RATES
                         RATE /HOUR          DAILY MAXIMUM
          [***]            [***]                 [***]
          [***]            [***]                 [***]
          [***]            [***]                 [***]


PROJECT STAGES

The project will be comprised of the following stages (NOTE: Due to the nature of the activities, some stages may occur in parallel):

STAGE 1 - PROJECT IMPLEMENTATION AND TECHNOLOGY TRANSFER
In this stage:

     o    PCT will compile a Master Project File (MPF) for the project

     o MICROISLET will transfer appropriate documentation in the form of SOPs, development/qualification/audit reports and part number specifications

     o PCT will convert and/or write relevant documentation required for implementation in the GMP systems for which support is being provided

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


     o MICROISLET staff will train PCT staff on processing and test methods. Such training will initiate at the San Diego MICROISLET facility and then relocate to PCT Mountain View facility

     o PCT will implement appropriate CER, services and utilities for the program

Deliverables for this phase shall include acknowledged receipt of relevant materials, an MPF and technology transfer reports.

ESTIMATED DURATION:        [***] Months

STAGE 2 - PROCESS QUALIFICATION
In this stage under cGMP conditions in an ISO 7 CER at PCT's Mountain View facility, PCT will qualify the manufacturing process and carry out any required aseptic fill studies. PCT shall maintain the GMP compliance of the CER, utilities, systems and equipment during this time and also provide environmental monitoring, cleaning and QC testing services as detailed above.

It is projected that sufficient pancreata for process qualification activities will be available at a minimum of every two (2) weeks.

Deliverables for this phase include a final report for the GMP process qualification.

ESTIMATED DURATION:  [***] Months

STAGE 3 - COMPILATION OF CHEMISTRY MANUFACTURING & CONTROLS SECTION FOR A REGULATORY SUBMISSION In this stage, PCT will prepare a US FDA Investigational New Drug (IND) format Chemistry Manufacturing and Controls (CMC) section. MICROISLET can use this CMC section directly in support of US filings and/or adapt such information into the format required for EX-US regulatory submissions.

Conversion of the CMC into other English language regulatory submission formats can be provided in a negotiated package, or at the standard daily consulting rate.

Under this Stage, PCT will provide one (1) experienced individual from the senior management team to attend a one (1) meeting/ or one (1) teleconference with one (1) regulatory agency. Attendance at additional regulatory meetings and/or teleconferences can be provided in a negotiated package, or at the standard daily consulting rate

ESTIMATED DURATION:        [***] Months

STAGE 4 - GMP MANUFACTURE OF ENCAPSULATED ISLET CELLS TO SUPPORT A PHASE I CLINICAL TRIAL In this stage under cGMP conditions in an [***] at PCT's facility, and for a period of up to [***] months, PCT will manufacture encapsulated human microislet cell products to support a Phase I xenotransplantation clinical trial.

Manufacturing inventories, production schedules and product shipments to clinical sites will be coordinated with MICROISLET.

Production will be scheduled such that a single dose for a human subject would be prepared [***] Deliverables for this phase include all data related to the manufacturing, testing release and storage of the product, and the maintenance of the corresponding equipment, materials and facility.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


DURATION: [[***] Months

STAGE 5 - UPON ELECTION BY MICROISLET: DEVELOPMENT AND/OR VALIDATION OF SELECTED ANALYTICAL TEST AND BIOLOGICAL CHARACTERIZATION METHODS During this stage, MICROISLET may elect to have PCT develop and or validate selected analytical or characterization methods related to the testing of porcine islets and encapsulated porcine islets.

PCT will work with MICROISLET on an individual election basis for such additional assays that may comprise:

    o  [***]
    o  [***]
    o  [***]
    o  [***]
    o  [***]
    o  [***]
    o  [***]

Deliverables for this phase would include a final report and data package for each protocol executed.

ESTIMATED DURATION:        [***] months per protocol

COST: The work in Stage 5 will be provided on an elected protocol basis with price, terms and conditions provided in a proposal for each protocol. Estimated [***] per protocol + any stage- or process-related out-of-pocket costs incurred by PCT, including reagents/materials, travel and outside testing costs. Scope and costs will be determined and mutually agreed upon by the parties by PAOs as required.


CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.

                                                 ATTACHMENT B

                                            PROGRAM AMENDMENT ORDER
                                            -----------------------

=========================================== ======================================== ==================================

(1)      PROJECT TITLE & NUMBER:            (2)      DATE PROJECT STARTED:           (3)      P.A.O. NUMBER:
------------------------------------------- ---------------------------------------- ----------------------------------

(4)      REASON FOR P.A.O.




-----------------------------------------------------------------------------------------------------------------------

(5)      AMENDMENT REQUIRED AND NEW MILESTONES




-----------------------------------------------------------------------------------------------------------------------

(6)      IMPACT ON PRICE, TIME FRAME, RESOURCES:




-----------------------------------------------------------------------------------------------------------------------

(7) AMENDED PAYMENT SCHEDULE (IF REQUIRED):




-----------------------------------------------------------------------------------------------------------------------

Authorization


.................. Date:............                      .................................... Date: ..........

for PCT                                                           for CLIENT
=======================================================================================================================

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.

                                  ATTACHMENT C

                                QUALITY AGREEMENT


         Subject to the results of a MICROISLET-directed quality audit of PCT to be conducted no later than September 15, 2007 and any subsequent amendments arising there from, this Quality Agreement defines the responsibilities of Progenitor Cell Therapy LLC (PCT) and MICROISLET for compliance to current good manufacturing practices (CGMP) and applicable current Good Tissue Practices
(CGTP) for manufacturing, storage and shipping services for the production of Product for clinical or commercial purposes. PCT is responsible for compliance to all applicable requirements while the Product is under the direct control of PCT. MICROISLET is responsible for compliance to all applicable requirements while the Product is under the direct control of the MICROISLET.

Definitions:
         PCT:                               Progenitor Cell Therapy Company or
                                            its authorized employees

         MICROISLET:                        MICROISLET or its authorized
                                            employees

         PRODUCT SPECIFICATIONS:            The assay methods and specifications
                                            upon which the Product will be
                                            tested and released

         PRODUCT FAILURE:                   The failure of any Product
                                            unit or batch to meet the Product
                                            Specifications and/or any Product
                                            unit or batch produced in a manner
                                            which failed to comply with the
                                            provisions of the Quality Agreement,
                                            cGMP or cGTP.

         Unless otherwise set forth herein, all other capitalized terms used herein shall have the meaning given to them in the Services Agreement entered into by and between the Parties on or around September 1, 2007 to which this Quality Agreement is an attachment.

Terms:

1. PCT shall provide contract Manufacturing and quality control testing of Product as defined in Attachment A.

2. MICROISLET will responsibly ensure that the methods and materials prescribed in the process will support the use of the Product for the proposed clinical use.

3. If necessary, applicable process and/or test methods must be successfully transferred from MICROISLET to PCT and appropriate training documented per PCT procedures before implementation.

4. PCT will provide QC testing for Product per Attachment A, the results of which will promptly be communicated to MICROISLET following PCT's quality assurance review.

5. MICROISLET must accept each Product unit or batch which meets the Product Specifications. The Parties agree such acceptance will be deemed to occur upon the Product meeting the Product Specifications.

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CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


6. [***] will be responsible for the disposal of any Product that is the subject of Product Failure. [***] is responsible to lead an investigation of the cause of any Product Failure and to provide [***] with a written report including the results and conclusions of such investigation. [***] shall comply with all reasonable requests for data, cooperation, and assistance in the conduct of any such investigation.

7. PCT and MICROISLET will agree on those reagents and materials to be provided directly by MICROISLET and those, if any, to be purchased by PCT, and on a schedule for purchase and for the activities described below:

     o Materials provided by MICROISLET directly to PCT will be identified as approved and accompanied by a Certificate of Compliance (CoC) or Certificate of Analysis (CoA) or other document as appropriate. PCT will receive such materials according to agreed procedures with MICROISLET and will confirm that the material received has a CoC or CoA or appropriate documentation.
     o Materials purchased by MICROISLET and shipped to the MV Facility will be held in quarantine until MICROISLET has approved them for release and provides PCT with documentation as above.
     o Materials purchased by PCT will be sampled and/or tested and/or inspected according to PCT procedures.
     o PCT will test and inspect according to PCT procedures unless use of MICROISLET specified procedures are mutually agreed upon and provision is made for assay transfer and implementation under a Program Amendment Order.
     o PCT will notify MICROISLET as soon as practical, but no later than 5 days after such test and inspection, if any materials, product or packaging do not meet requirements.

8. Any materials purchased by PCT will be from PCT approved manufacturers. If the materials are provided by MICROISLET, it is MICROISLET's responsibility to assure that the materials are from approved/qualified manufacturers.

9. Information as to labeling and other packaging will be provided by MICROISLET.

10. PCT will notify MICROISLET and gain written agreement for any planned deviations from the agreed upon procedures prior to implementation if determined by PCT QA that such changes may affect the Product.

11. PCT will notify MICROISLET in writing of any unplanned deviations that affect the Product as soon as possible. Unplanned deviations will be investigated according to PCT procedures and documented by PCT, with notification and a copy of such documentation provided to MICROISLET.

12. PCT will notify MICROISLET in writing of any proposed major changes to equipment, location and/or changes in material suppliers that affect MICROISLET as soon as possible in order for MICROISLET to review, assess impact and comment on changes and to be able to implement changes in a timely manner.

13. MICROISLET will notify PCT in writing of any planned changes to equipment, materials, process, testing (to the extent performed or to be performed by PCT) or shipping requirements as soon as possible in order for PCT to review, assess impact and comment on changes and to be able to implement agreed upon changes in a timely manner.

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


14. PCT will capture any agreed upon changes to the Quality Agreement and documents related to PCT's provision of services through a Program Amendment Order and where applicable PCT's change control system.

15. PCT is responsible for ensuring that equipment is properly cleaned/sanitized and documented in compliance with PCT's cleaning/sanitizing procedures.

16. PCT will conduct testing for release of product according to Attachment A.

17. MICROISLET is responsible for stability testing; MICROISLET will advise PCT regarding the storage and shipment of stability samples.

18. Written authorization to ship the Product to MICROISLET or another MICROISLET designated location will be provided by MICROISLET to PCT.

19. A copy of the packaging record will be provided to MICROISLET as soon as practical after shipment.

20. MICROISLET will inform PCT as soon as possible of any customer complaints or any adverse event. PCT will perform any internal investigations as appropriate and assist MICROISLET with a response to the customer or appropriate agency unless otherwise requested.

21. Annual product review will be the responsibility of MICROISLET unless otherwise requested.

22. MICROISLET may conduct a compliance audit of PCT related to CGMP/GTP systems and those areas impacting on Product for MICROISLET once a year and with a minimum thirty (30) calendar day written notification period.

23. PCT will accommodate any Regulatory Agency inspection required or specified by MICROISLET and shall notify MICROISLET of such inspection so that a representative of MICROISLET may be present at such inspection if so desired. PCT shall provide MICROISLET with a summary of any deficiencies cited by the inspecting Regulatory Agency as result of such inspection which are directly or reasonably related to the Services and copies of any relevant excerpts of any related communications between PCT and the Regulatory Agency with respect to such deficiencies.

24. Any changes to the Quality Agreement and to product specifications or product testing (to the extent performed or to be performed by PCT) must be mutually agreed in the form of a Program Amendment that is approved by appropriate management including QA from PCT and MICROISLET.

25. Day-to-day QA activities and communications between PCT and MICROISLET shall be handled by their respective personnel. PCT and MICROISLET shall direct all other communications to the Senior QA Communication Contacts listed below:

[SIGNATURE PAGE TO FOLLOW]

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


------------------------- --------------------------------- --------------------
                                           PCT                    MICROISLET
------------------------- --------------------------------- --------------------

                           Marie A. DeVito
QUALITY ASSURANCE          Sr. Director QA/QC
 (SENIOR CONTACT)          Tel: (201) 883-5311
                           mdevito@progenitorcell.net

                           Robert Preti, Ph.D
QUALITY ASSURANCE          President & CSO
(ALTERNATE SENIOR          Tel:  (201) 883-5316
CONTACT)                   rpreti@progenitorcell.net
------------------------- --------------------------------- --------------------




____________________________                         Date: _____________________
Robert A. Preti
Progenitor Cell Therapy LLC, President & Chief Scientific Officer




____________________________                         Date: _____________________
Marie DeVito
Progenitor Cell Therapy LLC, Senior Director of Quality Assurance and Quality Control




____________________________                         Date: _____________________
Michael J. Andrews
MICROISLET Inc.
MICROISLET Inc., CEO




____________________________                         Date: _____________________
Michael J. Andrews
MICROISLET Inc.
MICROISLET Inc., CEO

CONFIDENTIAL TREATMENT REQUESTED BY MICROISLET, INC.


                            CONFIDENTIALITY AGREEMENT
                            -------------------------


       THIS AGREEMENT is made between MicroIslet, Inc., 6370 Nancy Ridge Drive, Suite 112, San Diego, California, 92121 ("MicroIslet") and Progenitor Cell Therapy, LLC (the "Recipient).

1. DISCLOSURE. Microislet may disclose or may have disclosed to the Recipient, or Recipient may be given access to, certain proprietary, confidential information, materials, know-how, samples or other data (technical and non-technical), both written and unwritten, regarding the proprietary technology or business plan of MicroIslet (collectively, the "MicroIslet Information"), to the Recipient.

2. CONFIDENTIALITY. In consideration of such disclosure, the Recipient shall hold all of the information received from MicroIslet in confidence and shall refrain from using the same or disclosing any part thereof to any third party. In the regard and as applicable, the Recipient shall limit dissemination of the access to Information received from MicroIslet only to such of its directors, officers, employees, subsidiaries, affiliates and/or other authorized representatives as are directly concerned with such information and who have signed appropriate secrecy agreements with the Recipient in connection with their employment or before receipt of the Information. The recipient shall advise such persons of the confidential nature of the Information, and shall use its best efforts to prevent disclosure of the same in violation of this Agreement. For purposes of this Agreement, Information is defined to include, but is not limited to, notes, records, reports, sketches, plans, photographs (including negatives), memoranda or other documents, and all developments, concepts, studies, improvements and compilations (whether patentable or not) developed by MicroIslet.

3. RETURN OF MATERIALS. Upon completion of the discussion hereby, or upon the earlier request of MicroIslet, Recipient shall immediately return to MicroIslet any Information in written or other tangible form, and shall not retain any copies or summaries of such Information unless expressly approved in writing by MicroIslet.

4. EXCEPTIONS TO RESTRICTIONS. The confidentiality and non-use obligations shall not apply to Information which:

       (a) is in or hereafter enters the public domain through no fault of the Recipient;

       (b) is obtained from a third party having the legal rights to use and disclose the same;

       (c) is in the possession of the Recipient prior to receipt from MicroIslet, as evidenced by written records predating such receipt; or

       (d) is independently developed by the Recipient as evidenced by written record proving such independence.

       Specific information shall not be deemed to be within the exceptions merely because it is incorporated within more general Information within the exceptions. Further, any combination of Information shall not be deemed to be within the exceptions merely because individual items are within the exceptions.

5. NO GRANT OF RIGHTS. No rights or license to any patent or other intellectual property right is granted to either party by this Agreement.

6. CONFIDENTIALITY. The confidentiality and non-use obligations of the Recipient hereunder shall continue in force for three years, and shall survive the term or termination of this Agreement.

7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A. and the parties hereby submit to the jurisdiction of the California courts, both state and federal.

8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties (whether written or oral) relating thereto. No modification shall be effective unless made in writing and signed by a duly authorized representative of each party

9. INJUNCTIVE RELIEF. The Recipient recognizes that MicroIslet's Information is the sole property of MicroIslet, shall remain solely MicroIslet's and constitutes valuable trade secrets of MicroIslet. The Recipient acknowledges that failure to comply with the terms of this Agreement would cause irreparable damage. Therefore, the Recipient agrees that in addition to any other remedies at law or in equity available for breach of this Agreement, MicroIslet may seek specific performance or injunctive relief to prevent such damage or further damage regarding its Information.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth below.


MICROISLET, INC.                             PROGENITOR CELL THERAPY, LLC

By:  Kevin A. Hainley                        By: /s/ George S. Goldberger
     -------------------------------             -------------------------------
     Title: Interim CFO                          Title: CFO
     Signature: /s/ Kevin A. Hainley             Signature: /s/ George S. Goldberger
     Date: 09/29/2006                            Date: 10/06/2006